SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 13, 2001


                                HORIZON PCS, INC.

               (Exact name of registrant as specified in charter)


          Delaware                      333-51238                 31-1707839
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)



      68 East Main Street
       Chillicothe, Ohio                                         45601-0480
     (Address of principal                                       (Zip Code)
       executive offices)


       (Registrant's telephone number including area code) (740) 772-8200
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Item 5.  OTHER EVENTS

     On August 13, 2001, Horizon PCS, Inc. published the press release attached hereto as Exhibit 99.1.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.

Exhibit
Number            Description

99.1              Press release published August 13, 2001.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HORIZON PCS, INC.



Date:  August 13, 2001                  By:  /s/ Peter M. Holland
                                             -----------------------------------
                                             Peter M. Holland
                                             Chief Financial Officer
                                             (Principal Financial and Accounting
                                             Officer)